SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

                                 April 29, 2005

                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010

                       Statement of Additional Information

      This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Smith Barney Small Cap Core Fund, Inc. (the "fund" or "Company"), dated April 29, 2005, as amended or supplemented from time to time, and should be read in conjunction with the fund's prospectus. The fund's prospectus may be obtained from any Smith Barney Financial Consultant, or by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

      You may obtain a copy of the fund's 2004 Annual Report to Shareholders without charge by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents

      For ease of reference, the same section headings are used in both the prospectus and this SAI except where shown below:

      Management of the Fund                                                   2
      Portfolio Manager Disclosure                                            10
      Investment Objective and Management Policies                            13

      Purchase, Exchange and Redemption of Shares                             26
      Distribution                                                            36

      Determination of Net Asset Value                                        37

      Taxes                                                                   38

      Additional Information                                                  44

      Financial Statements                                                    45

      Appendix A                                                             A-1

      This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

MANAGEMENT OF THE FUND

      The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

      Name                                                    Service
      ----                                                    -------
      Citigroup Global Markets Inc. ("CGM") ...............   Distributor
      Travelers Investment Management Company
        ("TIMCO" or the "investment manager") .............   Investment Adviser
      Smith Barney Fund Management LLC
        ("SBFM" or the "administrator") ...................   Administrator
      State Street Bank and Trust Company
        ("State Street") ..................................   Custodian
      Citicorp Trust Bank, fsb ("Citicorp Trust")
        ("Transfer Agent") ................................   Transfer Agent
      PFPC Inc. ("sub-transfer agent") ....................   Sub-Transfer Agent

      These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

                             MANAGEMENT OF THE FUND

Directors and Executive Officers

      The Directors and Officers of the Company, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup Inc. ("Citigroup").

      An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                                                                              Number
                                                Term of                                     Portfolios
                                                Office+                                       in Fund
                               Position(s)    and Length                                      Complex
  Name, Address                 Held with       of Time     Principal Occupation(s)         Overseen by    Other Directorships
and Year of Birth                 Fund          Served      During Past 5 Years              Director      Held by Director**
-----------------              -----------    ----------    -----------------------         -----------    -------------------
INDEPENDENT
DIRECTORS

Lee Abraham                     Director         Since      Retired; Former Director             27               N/A
13732 LeHavre Drive                              1999       of Signet Group PLC
Frenchman's Creek                                           (specialty retail jeweler)
Palm Beach Gardens,
FL 33410
Birth year: 1927

Jane F. Dasher                  Director         Since      Controller of PBK                    27               N/A
Korsant Partners                                 1999       Holdings, Inc., a family
283 Greenwich Avenue                                        investment company
3rd Floor
Greenwich, CT 06830
Birth year: 1949

                                                                                              Number
                                                Term of                                     Portfolios
                                                Office+                                       in Fund
                               Position(s)    and Length                                      Complex
  Name, Address                 Held with       of Time     Principal Occupation(s)         Overseen by    Other Directorships
and Year of Birth                 Fund          Served      During Past 5 Years              Director      Held by Director**
-----------------              -----------    ----------    -----------------------         -----------    -------------------
Donald R. Foley                 Director         Since      Retired                              19               N/A
3668 Freshwater Drive                            1982
Jupiter, FL 33477
Birth year: 1922

Richard E. Hanson, Jr.          Director         Since      Retired; Former Head of              27               N/A
2751 Vermont Route 140                           1999       the New Atlanta Jewish
Poultney, VT 05764                                          Community High School
Birth year: 1941

Paul Hardin                     Director         Since      Professor of Law and                 34               N/A
12083 Morehead                                   1994       Chancellor Emeritus at
Chapel Hill, NC 27514                                       University of North
Birth year: 1931                                            Carolina

Roderick C. Rasmussen           Director         Since      Investment Counselor                 27               None
9 Cadence Court                                  1982
Morristown, NJ 07960
Birth year: 1926

John P. Toolan                  Director         Since      Retired                              27        John Hancock Funds
13 Chadwell Place                                1992
Morristown, NJ 07960
Birth year: 1930

INTERESTED
DIRECTOR

R. Jay Gerken*                 Director/         Since      Managing Director of CGM;           219               None
Citigroup Asset                Chairman          2002       Chairman, President and
Management                     President                    Chief Executive Officer of
("CAM")                        and Chief                    SBFM, Travelers Investment
399 Park Avenue                Executive                    Adviser, Inc. ("TIA") and
New York, NY 10022             Officer                      Citi Fund Management, Inc.;
Birth year: 1951                                            ("CFM"); Chairman, President
                                                            and Chief Executive Officer of
                                                            certain mutual funds associated
                                                            with Citigroup; formerly,
                                                            Portfolio Manager of Smith
                                                            Barney Allocation Series Inc.
                                                            (from 1996 to 2001) and Smith
                                                            Barney Growth and Income
                                                            Fund (from 1996 to 2001)

OFFICERS

                                                                       Term of Office+
  Name, Address                        Position(s) Held                 and Length of        Principal Occupation(s)
and Year of Birth                          with Fund                     Time Served         During Past 5 Years
-----------------                      ----------------                ---------------       -----------------------
Andrew B. Shoup                    Senior Vice President and             Since 2003          Director of CAM; Senior
CAM                                Chief Administrative                                      Vice President and Chief
125 Broad Street                   Officer                                                   Administrative Officer of mutual
New York, NY 10004                                                                           funds associated with Citigroup;
Birth year: 1956                                                                             Treasurer of certain mutual funds
                                                                                             associated with Citigroup; Head of
                                                                                             International Funds Administration of
                                                                                             CAM (from 2001 to 2003); Director of
                                                                                             Global Funds Administration of CAM
                                                                                             (from 2000 to 2001); Head of U.S.
                                                                                             Citibank Funds Administration of CAM
                                                                                             (from 1998 to 2000).

Robert J. Brault                   Chief Financial Officer                  Since            Director of CGM; Chief Financial
CAM                                and Treasurer                            2004             Officer and Treasurer of certain
125 Broad Street                                                                             mutual funds associated with
New York, NY 10004                                                                           Citigroup; formerly, Controller of
Birth year: 1965                                                                             certain mutual funds associated with
                                                                                             Citigroup

John Lau                           Investment Officer                       Since            Vice President and Investment
Travelers Investment                                                        2004             Officer of the fund since 2004;
Management Company                                                                           Director of TIMCO
("TIMCO")
100 First Stamford Place
Stamford, CT 06902
Birth year: 1965

Andrew Beagley                     Chief Anti-Money                         Since            Director of CGM (since 2000);
CAM                                Laundering Compliance                    2002             Director of Compliance, North
399 Park Avenue                    Officer and Chief                         and             America of CAM (since 2000);
New York, NY 10022                 Compliance Officer                       2004             Director of Compliance, Europe,
Birth year: 1962                                                                             the Middle East and Africa of
                                                                                             Citigroup Asset Management (from 1999
                                                                                             to 2000)

                                                                       Term of Office+
  Name, Address                        Position(s) Held                 and Length of        Principal Occupation(s)
and Year of Birth                          with Fund                     Time Served         During Past 5 Years
-----------------                      ----------------                ---------------       -----------------------
Robert I. Frenkel                  Secretary and                         Since               Managing Director and General
CAM                                Chief Legal Officer                   2003                Counsel of Global Mutual Funds
300 First Stamford Place                                                                     for CAM and its predecessor
Stamford, CT 06902                                                                           (since 1994); Secretary and
Birth year: 1954                                                                             Chief Legal Officer of mutual funds
                                                                                             associated with Citigroup

----------
+     Directors serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBFM and a director and/or officer of affiliates of SBFM.
** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act.

      Allan J. Bloostein, formerly a Director, retired from the Board as of December 31, 2004, and has become a Director Emeritus.

      The business affairs of the fund are managed by or under the direction of the Board of Directors.

      The fund has an audit committee ("Audit Committee") comprised of Ms. Dasher and Messrs. Toolan and Abraham. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.


      The fund has an administrative and goverance committee which acts as a nominating and compensation committee of the Board of Directors. The members of this committee are Messrs. Foley, Abraham and Hanson. The fund has a pricing committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the most recent fiscal year, the administrative and governance committee did not meet and the pricing committee met three times.

      The fund also has an Investment Committee responsible for reviewing the investment performance of the fund which is comprised of Messrs. Hanson, Rasmussen and Toolan. The Investment Committee meets quarterly with senior representatives of TIMCO concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the most recent fiscal year the investment committee met four times.


      Seven meetings of the Board were held between January 1, 2004 and December 31, 2004, five of which were regular meetings. No incumbent Director attended less than 75% of these meetings.

      The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004:

                                                            Aggregate Dollar Range(1) of Equity
                                                          Securities in All Registered Investment
                           Dollar Range(1) of Equity         Companies overseen by director in
Name of Director           Securities in the Company          Family of Investment Companies
----------------           -------------------------          ------------------------------
Lee Abraham                            A                                     E
Jane F. Dasher                         C                                     E
Donald R. Foley                        A                                     E
Richard E. Hanson, Jr.                 B                                     C
Paul Hardin                            C                                     E
R. Jay Gerken                          A                                     E
Roderick C. Rasmussen                  A                                     B
John P. Toolan                         A                                     E

----------
(1)   A. None; B. $1-$10,000; C. $10,001-$50,000; D. $50,001-$100,000 and E.
      over $100,000

      As of December 31, 2004, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the investment adviser, administrator or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, administrator or principal underwriter of the fund.

      The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Officers. Officers and Interested Directors of the Company are compensated by CGM. The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and Interested Directors of the fund are compensated by CGM. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 2004, such fees and expenses totaled $26,229.

                               COMPENSATION TABLE

                                                Total          Total Number of
                           Aggregate        Compensation       Funds for Which
                         Compensation       from Fund and      Director Serves
Name of Director         from the Fund      Fund Complex     within Fund Complex
----------------         -------------      ------------     -------------------
Lee Abraham                   $643             $ 87,600                27
Jane Dasher                   $921             $ 85,100                27
Donald R. Foley*              $523             $ 52,550                27
R. Jay Gerken+                $ -0-            $     -0-              219
Richard E. Hanson, Jr.        $788             $ 79,400                27
Paul Hardin                   $788             $133,800                34
Roderick C. Rasmussen*        $541             $ 49,400                27
John P. Toolan*               $821             $ 82,400                27

----------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a Director of TIMCO and a director and/or officer of affiliates of TIMCO, the Fund's investment adviser.
* Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the Company: Donald R. Foley: $299 and Roderick C.
      Rasmussen: $247, and the following amounts of their total compensation from the Fund Complex: Donald Foley: $13,350 and Roderick C. Rasmussen:
      $30,000.

      Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Mr. Bloostein became a Director Emeritus as of December 31, 2004. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. For the calendar year ended December 31, 2004 fees paid to Directors Emeritus were $788.

      On April 1, 2005 Directors and Officers owned, in the aggregate, less than 1% of the outstanding shares of the fund.

      As of April 1, 2005 to the knowledge of the fund, no single shareholder or group (as the term is used in Section 13(d) of the 1934 Act) beneficially owned of record more than 5% of the outstanding shares of any Class of the fund with the exception of the following:

          Name & Address                 Shares Held              Percent
          --------------                 -----------              -------

Smith Barney Multi Choice Trust           492,403.834              21.4847
Smith Barney Corporate Trust Co
Two Tower Center
PO Box 1063
East Brunswick, NJ 08816-1063

Smith Barney Concert Series             8,952,741.012             41.3105
SB Allocation High Growth
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York NY 10281-1008

Smith Barney                            3,784.631.014             17.4633
Illinois College Pro Port 1
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York NY 10281-1008

Smith Barney Concert Series             2,666,959.440             12.3061
SB Allocation Growth
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York NY 10281-1008

Smith Barney                            2,449,928.203             11.3046
Illinois College Pro Equity
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York NY 10281-1008

Smith Barney Concert Series             1,184,381.178             5.4650
Select High Growth
State Street Bank: James Casey
Two World Financial Center
225 Liberty Street, 24th Floor
New York NY 10281-1008

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

      TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as investment adviser to the fund pursuant to a written agreement (the "Advisory Agreement"). TIMCO bears all of the expenses of its employees and overhead in connection with its duties under the Advisory Agreement. TIMCO is a wholly owned subsidiary of Citigroup.

      As compensation for investment advisory services, the fund pays TIMCO a fee computed daily and paid monthly at the annual rate of 0.65% of the value of the fund's average daily net assets. For the 2004, 2003 and 2002 fiscal years, the fund paid $3,245,464, $2,540,931 and $2,257,829, respectively, in investment advisory fees.

      TIMCO is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company's Board of Directors, TIMCO manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services.

      TIMCO (through its predecessor entities) has been in the investment counseling business since 1967 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2004 of approximately $6.2 billion.

      The Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund (as described in the 1940 Act), and in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

      At a meeting held on June 25, 2004, the Board of Directors of the fund considered the continuation of the fund's Advisory Agreement between TIMCO and the fund for another year. The Board of Directors of the fund, including the Independent Directors, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by TIMCO and its affiliates in connection with providing services to the fund, compared the fees charged by TIMCO to the fund to those charged by TIMCO to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by TIMCO with respect to the fund. The Board also considered the performance of the fund relative to a selected peer group, the fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by TIMCO, and benefits accruing to TIMCO and its affiliates from administrative and brokerage relationships with affiliates of TIMCO. The Board also considered TIMCO's research arrangements with brokers who execute transactions on behalf of the fund.

      In analyzing the expenses incurred by TIMCO with respect to the fund, the Board members took note of the reports they had received regarding the profitability of the mutual fund business to TIMCO and its affiliates. The Board also considered the expenses of the fund in comparison to those of funds within the peer group. The Board noted that it had concluded that TIMCO's methodology for allocating the expenses of operating the funds in the complex was reasonable and that TIMCO was passing on the benefits of economies of scale to the fund.

      No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement with respect to the fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

      The Advisory Agreement provides that except for the expenses specifically assumed by TIMCO, the fund bears expenses incurred in its operation, including: fees of the directors not affiliated with the investment adviser or its affiliates and Board meeting expenses; fees of the investment adviser and of SBFM (or any successor) as the administrator; interest charges; taxes; charges and expenses of the fund's legal counsel and independent accountants, and of the Transfer Agent, registrar and dividend disbursing agent of the fund; expenses of issue, repurchase or redemption of shares; expenses of printing and mailing stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the fund's custodians for all services to the fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of fidelity bonding and other insurance premiums; expenses of stockholder's meetings; filing fees and expenses related to the registration and qualification of the fund's shares and the fund under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements and prospectuses); and its other business and operating expenses.

Administrator

      SBFM, located at 399 Park Avenue, New York, NY 10022 serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services. As compensation for administration services rendered to the fund, SBFM receives a fee at the annual rate of 0.10% of the value of the fund's average daily net assets. For the 2004, 2003 and 2002 fiscal years, the fund paid SBFM $499,302, of which $25,933 was waived, $390,912 and $347,358, respectively, in administration fees.

      SBFM was incorporated in December 1968, converted to a limited liability company in 1999 and renders investment management advice to investment companies with aggregate assets under management in excess of $114 billion as of December 31, 2004. SBFM is an affiliate of CGM. SBFM and CGM are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world.

      Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

      Copies of the code of ethics of the fund, its investment adviser and principal underwriter are on file with the SEC.

      Proxy Voting Guidelines and Procedures Although individual Board members may not agree with particular policies or votes by the investment adviser, the Board has approved delegating proxy voting discretion to the investment adviser believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process.

      Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment adviser or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the investment adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment adviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

      Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http://CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.

Independent Registered Public Accounting Firm

      KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as the fund's independent registered public accounting firm to audit and report on the fund's financial statements and highlights for the fiscal year ending December 31, 2005.

                          PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

      The following tables set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Manager

      The table below identifies, for the portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

                              Registered                       Other Pooled
Portfolio                     Investment                        Investment                         Other
Manager(s)                     Companies                         Vehicles                        Accounts
----------             -------------------------           --------------------            ---------------------
John Lau               3 Registered investment             0 Other pooled                  8 Other accounts
                       companies with $2.18                investment vehicles             with $1.17 billion in
                       billion in total assets                                             total assets under
                       under management                                                    management

Alex Romeo             5 Registered investment             0 Other pooled                  1 Other accounts
                       companies with $3.38                investment vehicles             with $0.10 billion in
                       billion in total assets                                             total assets under
                       under management                                                    management

Louis Scott            4 Registered investment             0 Other pooled                  6 Other accounts
                       companies with $2.38                investment vehicles             with $0.92 billion in
                       billion in total assets                                             total assets under
                       under management                                                    management

Dan Willey             8 Registered investment             0 Other pooled                  15 Other accounts
                       companies with $3.60                investment vehicles             with $2.19 billion in
                       billion in total assets                                             total assets under
                       under management                                                    management

      Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

      CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

      Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

      Potential conflicts of interest may arise when a fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment manager and the portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment manager and the individuals that it employs. For example, TIMCO seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. TIMCO has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by TIMCO and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

      The table below identifies ownership of fund securities by the Portfolio Manager.

                                                  Dollar Range of
      Portfolio Manager(s)                    Ownership of Securities
      --------------------                    -----------------------
         John Lau                                      None
         Alex Romeo                                    None
         Louis Scott                                   None
         Dan Willey                                    None

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

      The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund's investment objective and management policies in the prospectus.

      Small Capitalization Companies. The fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in common stocks of U.S. companies that fall in the bottom 20% of market capitalizations of publicly traded U.S. companies and have market capitalization in excess of $100 million at the time of initial investment. Small capitalization companies are considered to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and
(iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the fund of small company securities in order to meet redemptions may require the fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. (The fund's 80% investment policy may be changed by the Board of Directors with 60 days' notice to shareholders).

      Preferred Stocks and Convertible Securities. The fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      REITs. The fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

      Illiquid and Restricted Securities. The fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days, (c) to the extent that a liquid secondary market does not exist for the instruments, futures contracts and options on those contracts and (d) other securities that are subject to restrictions on resale that the investment adviser has determined are not liquid under guidelines established by the fund's Board of Directors.

      Foreign Securities. The fund may invest up to 10% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by the fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

      ADRs. The fund may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

      Repurchase Agreements. The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the fund which are collateralized primarily by the securities subject to repurchase. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the fund's Board of Directors, the investment adviser monitors the creditworthiness of all issuers with which the fund enters into repurchase agreements.


      Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.


      Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with broker-dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the investment adviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund or its custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

      Lending of Portfolio Securities. The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and which is acting as a "finder."

      In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

      Short Term Instruments. As stated in the prospectus, the fund may invest in short term and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

      Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

      Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

      Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

      Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, TIMCO will carefully evaluate such investments on a case-by-case basis.

      Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Derivative Contracts

      Writing Covered Call Options. The fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

      A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The investment adviser and the fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the fund will not do.

      Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian.

      The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

      Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

      The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

      The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

      The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

      Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

      The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the investment adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

      The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

      The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

      Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

      The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

      Index Futures Contracts. The fund may enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

      Futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

      The fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it has committed to purchase or expects to purchase.

      "Margin" with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the futures contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

      Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on futures, the fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on futures contracts.

      To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

      The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under that Act. The fund will enter into transactions in futures contracts and options on futures contracts only for hedging purposes.

      New options and futures contracts and various combinations thereof continue to be developed and the fund may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.


      The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging


Investment Restrictions

      The fund is subject to certain restrictions and policies that are "fundamental," which may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

      Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

      1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder;

      2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder;

      3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government

            (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;

      4. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions;

      5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act;

      6. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities; and

      7. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in REIT securities.

Non-fundamental Policies.  As a non-fundamental policy, the fund may not:

      1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

      2. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would invested in securities that are illiquid; and

      3. invest in any company for the purpose of exercising control of management.

      The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d) (1) (G) of the 1940 Act.

      Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

      The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about the fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of TIMCO, SBFM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

      CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

      Under the policy, the fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

      1. The fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

      2. The fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

      3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

      4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

      5. The fund's sector weightings, performance attribution (e.g. analysis of the fund's out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

      6. The fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

      Under the policy, if information about the fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund's portfolio securities will be reviewed at least annually by a fund's Board.

      The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.

      Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on their website www.citigroupam.com.

      Set forth below are charts showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

      As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

-------------------------------------------------------------------------------------------
Recipient                             Frequency          Delay Before Dissemination
-------------------------------------------------------------------------------------------
State Street Bank & Trust Co.,        Daily              None
  (Fund Custodian and Accounting
  Agent)
-------------------------------------------------------------------------------------------
Institutional Shareholders Services,  As necessary       None
  (Proxy Voting Services)
-------------------------------------------------------------------------------------------
Bloomberg                             Quarterly          25 Calendar days after Quarter End
-------------------------------------------------------------------------------------------
Lipper                                Quarterly          25 Calendar days after Quarter End
-------------------------------------------------------------------------------------------
S&P                                   Quarterly          25 Calendar days after Quarter End
-------------------------------------------------------------------------------------------
Morningstar                           Quarterly          25 Calendar days after Quarter End
-------------------------------------------------------------------------------------------
Vestek                                Daily              None
-------------------------------------------------------------------------------------------
Factset                               Daily              None
-------------------------------------------------------------------------------------------

      As of April 1, 2005, the fund may also release its portfolio holdings to the following recipients:

-------------------------------------------------------------------- ------------------------
Baseline                       Daily                    None
---------------------------------------------------------------------------------------------
Frank Russell                  Monthly                  1 Day
---------------------------------------------------------------------------------------------
Callan                         Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Mercer                         Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
EVestment Alliance             Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
CRA RogersCasey                Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Cambridge Associates           Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Marco Consulting               Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Wilshire                       Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Informa Investment             Quarterly                25 Days after Quarter End
Services (Efron)
---------------------------------------------------------------------------------------------
CheckFree (Mobius)             Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Nelsons Information            Quarterly                25 Days after Quarter End
---------------------------------------------------------------------------------------------
Investors Tools                Daily                    None
---------------------------------------------------------------------------------------------
Advent                         Daily                    None
---------------------------------------------------------------------------------------------
BARRA                          Daily                    None
---------------------------------------------------------------------------------------------
Plexus                         Quarterly                Sent the 1-3 business day following
                                                        the end of a Quarter
---------------------------------------------------------------------------------------------
Elkins/McSherry                Quarterly (Calendar)     Sent the first business day following
                                                        the end of a Quarter
---------------------------------------------------------------------------------------------
Quantitative Services Group    Daily                    None
---------------------------------------------------------------------------------------------

Portfolio Turnover

      The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. The fund's portfolio turnover rate cannot be predicted and will vary from year to year, yet TIMCO expects that the fund's annual portfolio turnover rate may exceed 100%. A 100% portfolio turnover rate would occur, for instance, if all securities were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2004 and 2003 fiscal years, the fund's portfolio turnover rates were 84% and 119%, respectively.

Portfolio Transactions and Brokerage

      Decisions to buy and sell securities for the fund are made by TIMCO, subject to the overall supervision and review of the fund's Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of TIMCO.

      Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the 2004, 2003 and 2002 fiscal years, the fund paid $1,866,844, $2,376,245, and $1,143,176, respectively, in brokerage commissions.

      In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The Advisory Agreement between the fund and TIMCO provides that, in assessing the best overall terms available for any transaction, TIMCO shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes TIMCO, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund and/or other accounts over which TIMCO or an affiliate exercises investment discretion.

      The fund's Board of Directors will periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. TIMCO's fee under the Advisory Agreement is not reduced by reason of TIMCO's receiving such brokerage and research services. For the fiscal year ended December 31, 2004, the fund directed brokerage commissions of $509,565 on transactions totaling $261,384,759 to brokers because of research services provided.

      The fund's Board of Directors has determined that any portfolio transaction for the fund may be executed through CGM and other affiliated broker-dealers if, in TIMCO's judgment, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker-dealer charges the fund a commission rate consistent with that charged by it to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, the affiliated broker-dealer may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized the affiliated broker-dealer to effect such transactions and (b) the affiliated broker-dealer annually advises the fund of the aggregate compensation it earned on such transactions. An affiliated broker-dealer will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For each of the 2004, 2003 and 2002 fiscal years, the fund paid no brokerage commissions to CGM.

      The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as an principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

      The fund held no securities issued by its regular broker dealers at the end of its fiscal year.

      Even though investment decisions for the fund are made independently from those of the other accounts managed by TIMCO, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares

      General. The fund offers four Classes of shares. Class A shares are sold to investors with an initial sales charge. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting a class of shares to purchase.

      Purchases of shares of the fund must be made through a brokerage account maintained with CGM, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

      Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent.

      Purchase orders received by the fund or CGM prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund's agent prior to the agent's close of business. For shares purchased through CGM and Introducing Brokers purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Smith Barney Financial Consultant.

      Initial Sales Charge Alternative -- Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

                                  Sales Charge

                                                                           Dealers' Reallowance
 Amount of Investment     % of Offering Price    % of Amount Invested     as % of Offering Price
 --------------------     -------------------    --------------------     ----------------------
Less than $25,000                   5.00%                  5.26%                     4.50%
$   25,000 - 49,999                 4.25                   4.17                      3.83
    50,000 - 99,999                 3.75                   3.09                      3.38
   100,000 - 249,999                3.25                   3.09                      2.93
   250,000 - 499,999                2.75                   2.04                      2.48
   500,000 - 999,000                2.00                   0                         1.80
 1,000,000 or more                  0*                     0*                 up to 1.00%*

----------
* The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution, and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. When the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

      Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

      Initial Sales Charge Alternative -- Class C Shares. For purchases of Class C shares, there is no initial sales charge.

      Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed CGM Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the CGM Financial Consultant's prior employer, (ii) was sold to the client by the CGM Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption and the Service Agent of any such Shareholder is notified; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (h) purchased by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (j) purchases by executive deferred compensation plans participating in the ExecChoice program; and (k) purchasing retirement plans where such plan's recordkeeping offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

      The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

      Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

      Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by CGM, which are offered with a sales charge, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

      o     you; or
      o     your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge

      Letter of Intent. A Letter of Intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

                          (1) $25,000              (4) $250,000
                          (2) $50,000              (5) $500,000
                          (3) $100,000             (6) $1,000,000

      Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

      When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

      A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter of Intent. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

      Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this SAI, the following funds and share classes are also eligible, although not offered with a sales charge:

      Shares of Smith Barney Exchange Reserve Fund
      Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares) Class C shares of Smith Barney Inflation Management Fund
      Class C shares of Smith Barney Intermediate Maturity California Municipals
        Fund
      Class C shares of Smith Barney Intermediate Maturity New York Municipals
        Fund
      Class C shares of Smith Barney Limited Term Portfolio
      Class C shares of Smith Barney Money Funds, Inc. -- Cash and Government
        Portfolios
      Class C shares of Smith Barney Short Duration Municipal Income Fund
      Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

      This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

      Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

      Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

      Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

      Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

      Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

      Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.

      Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

      Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

      Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

      Deferred Sales Charge Alternatives. CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

     ------------------------------------------------------------------
           Year Since Purchase
           Payment Was Made                                  CDSC
     ------------------------------------------------------------------
           First                                             5.00%
           Second                                            4.00
           Third                                             3.00
           Fourth                                            2.00
           Fifth                                             1.00
           Sixth and thereafter                              0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any CDSC will be paid to CGM.

      To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      Waivers of CDSC. The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemption of small account balances; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

      Smith Barney Funds Retirement Program. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

      There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

      The class of shares you may purchase depends of the amount of your initial investment:

      Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

      Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

      For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Exchange Privilege

      As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney mutual funds for those of others within the family.

      Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher CDSC than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

      Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

      During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

      The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

      Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's

Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

      Smith Barney Mutual Funds
      Smith Barney Small Cap Core Fund, Inc.
      Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

      Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable CDSC will be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

      Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

      Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

      Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

      Share Certificates. Share certificates for the fund will no longer be issued. If you currently hold share certificated of the fund, such certificates will continue to be honored.

                                  DISTRIBUTION

      The fund has entered into an agreement with CGM, located at 388 Greenwich Street, New York, New York 10013, to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement.

      To compensate CGM for the services it provides and for the expenses it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the fund pays CGM a distribution fee with respect to Class B and Class C shares calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable those shares primarily intended to compensate CGM for its initial expense of paying Smith Barney Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

      For the year ended December 31, 2004, the fees which were accrued and/or paid to CGM pursuant to Rule 12b-1 for the fund were $98,604 for Class A shares, $203,841 for Class B shares and $202,723 for Class C shares.

      For the fiscal year ended December 31, 2004, CGM incurred the following distribution expenses for the fund:

          Smith Barney
          Financial
          Consultants      Branch
Class     Compensation     Expenses     Marketing       Printing        Total
-----     ------------     --------     ---------       --------        -----
  A         $ 60,551       $ 22,176            --            --               --
  B          136,735         32,008            --            --               --
  C          179,300         83,202            --            --               --
            --------       --------      --------        ------       ----------
Total       $376,586       $137,386      $609,893        $6,188       $1,130,052
            --------       --------      --------        ------       ----------

      Commissions on Class A Shares. For the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate dollar amounts of commissions on Class A shares, all of which were retained by CGM, were as follows:

                     01/01/04 to          01/01/03 to          01/01/02 to
                      12/31/04             12/31/03             12/31/02
                     -----------          -----------          -----------
Class A Shares         $47,000              $37,000              $47,000

      Commissions on Class C Shares.* For the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate dollar amounts of commissions on Class C shares, all of which were retained by CGM, were follows:

                     01/01/04 to          01/01/03 to          01/01/02 to
                       2/2/04              12/31/03             12/31/02
                     -----------          -----------          -----------
Class C shares         $3,000               $24,000              $29,000

----------
* On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date.

      A CDSC may be imposed on certain redemptions of Class A, Class B shares and Class C shares. For Class B shares, the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. A CDSC of 1% is imposed on redemptions of Class C shares if such redemptions occur within 12 months from the date such investment was made. A CDSC of 1.00% is also imposed on redemptions of Class A shares that were purchased without an initial sales charge but subject to a CDSC if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the shares.

      For the fiscal years ended December 31, 2004, 2003 and 2002, CGM did not receive any deferred sales charges on the redemption of Class A shares.

      For the fiscal years ended December 31, 2004, 2003 and 2002, CGM received from shareholders $20,000, $24,000 and $44,000, respectively, in deferred sales charges on the redemption of Class B shares.

      For the fiscal years ended December 31, 2004, 2003 and 2002, CGM received from shareholders $0, $24,000 and $2,000, respectively, in deferred sales charges on the redemption of Class C shares.

      CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Company under the Plan.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the fund normally is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's

Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Securities for which market quotations are readily available are valued at current market value or, if not readily available, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Most portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith, generally based upon the recommendations provided by the investment adviser. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the investment adviser.

      Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund. The determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will be reflected in the fund's net asset value unless the investment adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value.

                                      TAXES

      The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

      The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

      As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

      On December 31, 2004, the Fund did not have, for U.S. federal income tax purposes, capital loss carryforwards.

      The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

      If, in any taxable year, the fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

      The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

      The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

      Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

      If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

      Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

      The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

      Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

      The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

      Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

      Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified as dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

      If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

      Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

      Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

      If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

      Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

      Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

      Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

      Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

      In general. United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

      Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

      Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

      However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION

      The fund, an open-end management investment company, was incorporated on October 4, 1989 in Maryland under the name The Inefficient-Market Fund Inc. as a non-diversified closed-end management investment company and converted to open-end diversified status on June 23, 1997.

      State Street is located at 225 Franklin Street, Boston, MA 02110, and serves as the custodian of the fund. Under its agreement with the fund, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. State Street is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

      Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, NY 10004, serves as the Transfer Agent and shareholder services agent of the fund. PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

      Styles of fund management Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

      That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series - our portfolio manager driven funds
      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Research Series - driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series - our solution to funds that stray
      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS

      The fund's Annual Report for the fiscal year ended December 31, 2004, is incorporated herein by reference in its entirety. The annual report was filed with the SEC on March 9, 2005, accession number 0001133228-05-000112.

                                               Smith Barney
                                               Small Cap Core
                                               Fund, Inc.

                                                 --------------------------
                                                   Statement of
                                                 --------------------------

                                                 --------------------------
                                                   Additional Information
                                                 --------------------------

                                                 --------------------------
                                                   April 29, 2005
                                                 --------------------------


Smith Barney
Small Cap Core Fund, Inc.
125 Broad Street
New York, NY  10004

                                                   Citigroup Global Markets Inc.
                                                   -----------------------------
                                                   A Member of Citigroup

                                   APPENDIX A

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

      The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to TIMCO (the "investment adviser"). The investment adviser is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the investment adviser has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the investment adviser votes proxies relating to equity securities in the best interest of clients. In voting proxies, the investment adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.

      The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

      In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.


                                      A-2